Filed pursuant to Rule 497

File No. 333-288772

Rule 482ad

Top 10 Obligor Exposure TRANSDIGM INC. 0.7% COTIVITI, INC. 0.5% QUIKRETE HOLDINGS, INC. 0.4% ABG INTERMEDIATE HOLDINGS 2 LLC 0.4% HOLOGIC, INC. (NEW) 0.4% ACRISURE, LLC 0.4% PEER HOLDING III B.V. 0.4% UKG INC. 0.4% FIRST STUDENT BIDCO INC. 0.3% CAESARS ENTERTAINMENT, INC. 0.3% Total 4.2% Top 10 Positions Voya CLO 2025-1 Ltd. 5.1% Dryden 123 CLO Ltd. 4.6% LCM 42 Ltd. 4.6% CQS US CLO 2023-3 Ltd. 4.5% RR 37 Ltd. 4.5% Signal Peak CLO 14 Ltd. 4.2% Regatta XIX Funding Ltd. 3.9% Harvest US CLO 2024-1 Ltd. 2.7% AMMC CLO 24 Ltd. 2.7% 37 Capital CLO 2 Ltd. 2.4% Total 39.0% Top 10 CLO managers Apollo 10.8% LCM 7.1% Investcorp 5.8% Kennedy Lewis 5.6% PGIM 5.4% Voya 5.1% CQS 4.5% Napier 4.5% Franklin Advisors 4.3% Ares 4.3% Total 57.5% Top 10 Industry Exposure Software 7.7% Health Care Providers & Services 5.1% Hotels, Restaurants & Leisure 4.8% Professional Services 4.0% Media 4.0% Commercial Services & Supplies 3.8% Chemicals 3.7% Insurance 3.0% Aerospace & Defense 2.8% Containers & Packaging 2.7% Total 41.6% PDCC Stock Price CLO Vintage Distribution CLO Reinvestment End Date Distribution 23 21 19 17 15 13 11 9 Closing Price Per Share ($) NAV Per Share ($) 25% 20% 15% 10% 5% 0% 2013 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Closing Date 40% 35% 30% 25% 20% 15% 10% 5% 0% 2023 2026 2027 2028 2029 2030 2031 RED 40% 35% 30% 25% 20% 15% 10% 5% 0% Moody's Rating 50% 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% <70 70-80 80-90 90-95 95-97.5 97.5-100 >=100 Loan Market Price June 2026 22.0% 23.4% 20.4% 17.1% 4.6% 4.2% 2.0% 2.2% 3.6% 0.3% 0.3% 0.0% 36.8% 24.7% 21.1% 8.7% 6.2% 0.1% 2.3% Underlying Collateral Rating Distribution Price Distribution of Underlying Obligors1 44.4% 28.3% 8.6% 3.0% 5.4% 8.2% 2.1% 34.9% 15.3% 17.9% 11.1% 6.4% 5.8% 0.5% 0.5% 0.5% 1.9% 2.4% 1.1% 0.5% 0.2% 1.0% % of Fund NAV % of Fund NAV A3 or higher Baa1 Baa2 Baa3 Ba1 Ba2 Ba3 B1 B2 B3 Caa1 Caa2 Caa3 Below CCC N/R % of Fund NAV % of Fund NAV Common Stock Data as of 06/30/2026 Ticker Symbol PDCC Total Net Asset Value $77.31 million Net Asset Value Per Share $11.15 Closing Price Per Share $9.96 Premium / Discount -10.6% Total Market Capitalization $69.08 million Current Dividend Yield 15.7% Frequency of Payments Monthly Summary of Underlying Portfolio Number of Unique Underlying Obligors 1,380 Number of Underlying Loans 1,823 Average Individual Obligor Exposure 0.07% Aggregate Balance of Underlying Loans $26.89 billion Cash and Short Term Investments % of Fund 2.8% Currency: USD Exposure 98.33%

1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.

Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2.
Totals may not always sum due to rounding.	1

Investors should consider Pearl Diver Credit Company Inc.’s (the “Company”) investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus contains this and other important information about the fund. Investors should read the Company’s prospectus and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. The investment program of the Company is speculative and entails substantial risk, including the possible loss of principal. There can be no assurance that Company’s investment objectives will be achieved. An investment in the Company is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The Company invests a significant portion of its assets in CLO equity securities, which often involve risks that are different from or more acute than risks associated with other types of credit instruments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement is filed with the SEC is effective.

The information and its contents are the property of the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

Investor Contact: Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945

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